UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 11, 2010

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 CONSTITUTION DRIVE MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

          On October 11, 2010, Geron Corporation (the “Company”) publicly disseminated a press release announcing the enrollment of the first patient in the Company’s clinical trial of human embryonic stem cell (hESC)-derived oligodendrocyte progenitor cells, GRNOPC1. The primary objective of this Phase I study is to assess the safety and tolerability of GRNOPC1 in patients with “complete” American Spinal Injury Association (ASIA) Impairment Scale grade A thoracic spinal cord injuries.

Item 9.01. Financial Statements and Exhibits

          (d)       Exhibits

                      99.1      Press release dated October 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	October 12, 2010	By:	/s/ Olivia Bloom
		Name:	Olivia K. Bloom
		Title:	Controller, Vice President, Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated October 11, 2010